UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

(Check the appropriate box):

☐	Preliminary Proxy Statement

☐	Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Newmark Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

NEWMARK GROUP, INC. 125 PARK AVENUE NEW YORK, NY 10017 Your Vote Counts! NEWMARK GROUP, INC. 2022 Annual Meeting Vote by September 27, 2022 11:59 PM ET. For shares held in a Plan, vote by September 23, 2022 11:59 PM ET. D89711-P78530 You invested in NEWMARK GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 28, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and September 28, 2022 10:00 a.m. (local time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NMRK2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Howard W. Lutnick 04) Kenneth A. McIntyre For 02) Michael Snow 05) Jay Itzkowitz 03) Virginia S. Bauer 2. Approval of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022. For 3. Approval, on an advisory basis, of executive compensation. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D89712-P78530